SCHEDULE 14A

INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.      )

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

INDEVUS PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

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INDEVUS PHARMACEUTICALS, INC.

One Ledgemont Center

99 Hayden Avenue

Lexington, Massachusetts 02421-7966

Notice of Annual Meeting of Stockholders

To be held March 9, 2004

TO THE STOCKHOLDERS:

Notice is hereby given that the Annual Meeting of the Stockholders of Indevus Pharmaceuticals, Inc. (the “Company”) will be held on March 9, 2004, at 2:00 p.m. local time at The Conference Center at Waltham Woods, 860 Winter Street, Waltham, Massachusetts 02451. The Annual Meeting is called for the following purposes:

1.	To elect a board of seven directors;

2.	To approve the Company’s 2004 Equity Incentive Plan;

3.	To approve and ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company; and

4.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The close of business on January 23, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

By Order of the Board of Directors,

Glenn L. Cooper, M.D.

President, Chief Executive

Officer and Chairman

Dated: January 28, 2004

INDEVUS PHARMACEUTICALS, INC.

One Ledgemont Center

99 Hayden Avenue

Lexington, Massachusetts 02421-7966

(781) 861-8444

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Indevus Pharmaceuticals, Inc., a Delaware corporation (the “Company”), for the Annual Meeting of Stockholders to be held at The Conference Center at Waltham Woods, 860 Winter Street, Waltham, Massachusetts 02451 on March 9, 2004, at 2:00 p.m. local time and for any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any stockholder giving such a proxy has the power to revoke it at any time before it is voted. Written notice of such revocation should be forwarded directly to the Executive Vice President, Chief Financial Officer and Treasurer of the Company, at the Company’s above stated address. Attendance at the Annual Meeting will not have the effect of revoking the proxy unless such written notice is given or the stockholder votes by ballot at the Annual Meeting.

All shares that have been properly voted and not revoked will be voted at the Annual Meeting. If you sign and return your proxy card but do not give any voting instructions for a matter to be voted on, including without limitation, a vote “for”, “against”, “withheld”, or “abstain”, the shares represented by that proxy will be voted with respect to that matter by the Board of Directors in favor of the actions described in this Proxy Statement, including the election of the nominees set forth under the caption “Election of Directors,” the approval of the Company’s 2004 Equity Incentive Plan (the “2004 Plan”), and the approval and ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company.

The approximate date on which this Proxy Statement and the accompanying form of proxy will first be mailed or given to the Company’s stockholders is February 5, 2004.

Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the Annual Meeting. If you do attend, you may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given.

PROXY STATEMENT

VOTING SECURITIES AND VOTING RIGHTS

Holders of shares of the Company’s common stock, par value $.001 per share (the “Shares”), and holders of shares of the Company’s Series B and Series C Preferred Stock, par value $.001 per share (the “Preferred Shares”), of record as of the close of business on January 23, 2004, are entitled to notice of, and to vote at, the Annual Meeting on all matters except that the holders of the Preferred Shares are not entitled to vote for the election of directors. Except as set forth in the preceding sentence, each outstanding Share is entitled to one vote upon all matters to be acted upon at the Annual Meeting. For purposes of voting at the Annual Meeting on all matters except the election of directors, the Preferred Shares are treated as converted into Shares.

Accordingly, on the record date there were issued and outstanding an aggregate of (i) 47,270,244 Shares entitled to vote for the election of directors, and (ii) 47,892,466 Shares, giving effect to the right to vote 622,222 Shares held by the holder of the 244,425 Preferred Shares, voting as one class after conversion of such Preferred Shares, entitled to vote on all other matters (the “Post Conversion Shares”).

A majority of the outstanding Shares entitled to vote on any proposal and represented at the Annual Meeting in person or by proxy shall constitute a quorum. Assuming a quorum is present, (i) the affirmative vote of a plurality of votes cast by the holders of Shares represented at the Annual Meeting and entitled to vote is necessary to elect the directors; and (ii) the affirmative vote of a majority of the Post Conversion Shares represented at the Annual Meeting and entitled to vote is necessary to approve both the 2004 Plan and the ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company.

Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a broker holding Shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Broker “non-votes” are not counted for any purpose in determining whether a proposal has been approved, but abstentions are counted for the purpose of determining whether a proposal has been approved. Accordingly, an abstention from voting on the approval of the 2004 Plan or the ratification of the appointment of the independent auditors has the same legal effect as a vote “against” such proposals.

Delaware law does not afford our stockholders the opportunity to dissent from the actions described in the proposals herein and receive value for their Shares.

PRINCIPAL STOCKHOLDERS

Set forth below is information concerning stock ownership of all persons known by the Company to own beneficially 5% or more of the Shares or Preferred Shares, each director, each executive officer named under “Executive Compensation” and all directors and executive officers of the Company as a group based upon the number of outstanding Shares and Preferred Shares as of January 23, 2004.

Beneficial Holder	Amount and Nature of Beneficial Ownership(1)		Percent of Outstanding Class of Stock Owned(14)
			Common
Glenn L. Cooper, M.D.	2,305,000	(2)	4.7%
Mark S. Butler	1,318,998	(3)	2.7%
Michael W. Rogers	1,437,317	(4)	3.0%
Bobby W. Sandage, Jr., Ph.D	1,369,374	(5)	2.8%
Harry J. Gray	171,500	(6)	*
Stephen C. McCluski	—		*
Cheryl P. Morley.	—		*
Malcolm Morville, Ph.D.	90,500	(7)	*
Lee J. Schroeder	222,000	(8)	*
David B. Sharrock	271,000	(9)	*

All directors and executive officers as a group (10 persons)	7,185,689	(10)	13.3%

Dov Perlysky 8 Lakeside Drive West Lawrence, New York 11559	2,495,731	(11)	5.3%

Lindsay Rosenwald Paramount Capital 787 Seventh Avenue, 48th Floor New York, NY 10019	3,038,463	(12)	6.4%
			Preferred
Wyeth Five Giralda Farms Madison, New Jersey 07940	244,425	(13)	100%

*	Less than one percent.

(1)	Beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission (“S.E.C.”) and generally means the power to vote and/or to dispose of the securities regardless of any economic interest therein. Share amounts include options which are exercisable within sixty (60) days.

(2)	Includes (i) 175,000 Shares and (ii) 2,130,000 Shares issuable upon exercise of options exercisable within 60 days.

(3)	Includes (i) 155,067 Shares, (ii) 7,986 Shares owned by Mr. Butler’s children, (iii) 945 Shares owned jointly by Mr. Butler and his wife and (iv) 1,155,000 Shares issuable upon exercise of options exercisable within 60 days.

(4)	Includes (i) 122,317 Shares and (ii) 1,315,000 Shares issuable upon exercise of options exercisable within 60 days.

(5)	Includes (i) 76,874 Shares and (ii) 1,292,500 Shares issuable upon exercise of options exercisable within 60 days.

(6)	Includes 171,500 Shares issuable upon exercise of options exercisable within 60 days.

(7)	Includes 90,500 Shares issuable upon exercise of options exercisable within 60 days.

(8)	Includes 222,000 Shares issuable upon exercise of options exercisable within 60 days.

(9)	Includes (i) 5,000 Shares and (ii) 266,000 Shares issuable upon exercise of options exercisable within 60 days.

(10)	Includes (i) 543,189 Shares and (ii) 6,642,500 Shares issuable upon options exercisable within 60 days.

(11)	Based on information provided to the Company by Dov Perlysky. Includes: (i) 96,936 Shares owned by Dov Perlysky, (ii) 1,330,345 Shares owned by charitable entities controlled by either Dov Perlysky, his wife or both, and (iii) 1,068,450 Shares owned by three entities controlled by Dov Perlysky.

(12)	Based on information provided to the Company by Lindsay A. Rosenwald, M.D. Includes: (i) 2,097,481 Shares owned by Dr. Rosenwald, (ii) 638,481 Shares owned by Dr. Rosenwald’s wife, and (ii) 302,501 Shares issuable upon options exercisable within 60 days.

(13)	Represents Preferred Shares, which constitute all of the outstanding Preferred Shares, and which are convertible into 622,222 Shares, each entitled to one vote per Share, on a converted basis, on all matters except the election of directors.

(14)	All beneficial owners own Shares, with the exception of Wyeth which also owns 244,425 Preferred Shares (convertible into 622,222 Shares). The percent of class in this column is calculated as follows:

(a)	for beneficial owners of Shares, on the basis of 47,270,244 Shares outstanding, excluding 622,222 Shares issuable upon conversion of the Preferred Shares, representing the number of Shares outstanding and entitled to vote for the election of directors of the Company.

(b)	for beneficial owners of Preferred Shares, the percent of class is calculated on the basis of 244,425 Preferred Shares outstanding.

BOARD OF DIRECTORS STRUCTURE AND COMPENSATION

THE BOARD OF DIRECTORS

The Board of Directors has seven current members. Directors are elected by the Company’s stockholders at each annual meeting or, in the case of a vacancy, are appointed by the directors then in office, to serve until the next annual meeting or until their successors are elected and qualified. Officers of the Company are appointed by and serve at the discretion of the Board. The current members of the Board and the function of each committee of the Board are described below:

NAME	AGE	POSITIONS AND TENURE
Glenn L. Cooper, M.D.	51	President, Chief Executive Officer and Director since May 1993 and Chairman since January 2000
Harry J. Gray	84	Director since May 1993
Stephen C. McCluski	51	Director since May 2003
Cheryl P. Morley	49	Director since May 2003
Malcolm Morville, Ph.D.	58	Director since February 1993
Lee J. Schroeder	75	Director since August 1991
David B. Sharrock	67	Director since February 1995

Directors are elected by the Company’s stockholders at each annual meeting or, in the case of a vacancy, are appointed by the directors then in office, to serve until the next annual meeting or until their successors are elected and qualified. Officers are appointed by and serve at the discretion of the Board of Directors.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors of the Company held seven meetings during the fiscal year ended September 30, 2003 (“fiscal 2003”). During fiscal 2003, other than Mr. McCluski, who became a director in May of 2003, each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees thereof on which such director serves. All directors are requested to attend each Indevus stockholder meeting and five directors attended the 2003 Annual Meeting of Stockholders.

BOARD COMMITTEES

AUDIT

The Audit Committee consists of Mr. McCluski, the Chairman of the Committee, Ms. Morley and Mr. Schroeder. Mr. McCluski and Ms. Morley are the Audit Committee financial experts. The Board has determined that the members of the Audit Committee are “independent” as defined by the current listing standards of the NASDAQ Stock market. The Audit Committee met three times during fiscal 2003.

The Audit Committee assists the Board by overseeing the performance of the independent auditors and the quality and integrity of the Company’s internal accounting, auditing and financial reporting practices. The Audit Committee’s other primary duties and responsibilities are to: (1) serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system; (2) be directly responsible for the selection of the Company’s independent auditors and their compensation; (3) review and appraise the audit efforts of the Company’s independent auditors; and (4) provide an open avenue of communication among the independent auditors, the Company’s financial and senior management and the Board of Directors. The Board has adopted a written charter for the Audit Committee which was filed as Appendix A to the Company’s Definitive Proxy Statement filed with the S.E.C. on January 28, 2003.

COMPENSATION

The Compensation Committee consists of Mr. Sharrock, the Chairman of the Committee, Mr. Gray and Dr. Morville. The Compensation Committee met five times during fiscal 2003.

The Compensation Committee reviews and determines the compensation of all executive officers of the Company. The Compensation Committee’s other primary duties and responsibilities are to: (1) review general policy matters relating to compensation and benefits of employees of the Company; (2) administer the Company’s stock option and other employee compensation plans; and (3) consult with management on matters concerning compensation and make recommendations to the Board of Directors on compensation matters where approval of the Board of Directors is required.

NOMINATING AND GOVERNANCE

The Nominating and Governance Committee consists of Ms. Morley, the Chairperson of the Committee, Dr. Morville and Mr. Schroeder. The Board has determined that the members of the Nominating and Governance Committee are “independent” as defined by the current listing standards of the NASDAQ Stock Market. The Nominating and Governance Committee was established by the Board of Directors on January 26, 2004 and as such did not meet during fiscal 2003.

The Nominating and Governance Committee develops and maintains criteria and procedures for the identification and recruitment of candidates for election to serve as directors of the Company and recommends director nominees to the Board, and as appropriate, to the stockholders of the Company. The Nominating and Governance Committee’s other primary duties and responsibilities are to: (1) review and reassess the adequacy of the corporate governance guidelines of the Company and recommend any proposed changes to the Board for approval; (2) study and review with the Board the overall effectiveness of the organization of the Board and its committees and the conduct of their business, and make annual recommendations to the Board with regard thereto; (3) review and recommend to the Board from time to time the creation of new Board committees, the directors to be selected for membership on the Board committees, and the responsibilities, organization and membership of existing Board committees; (4) make an annual report to the Board on management succession planning; (5) oversee the annual Chief Executive Officer evaluation process and reports the results of the evaluation to the Board and its Compensation Committee; and (6) review with management any proposed major organizational changes to the Company. The Board has adopted a written charter for the Nominating and Governance Committee which is attached hereto as Appendix A.

The Nominating and Governance Committee and the Board will consider director candidates recommended by stockholders. The Nominating and Governance Committee and the Board do not have a written policy for how they will consider such recommendations due to the limited number of such recommendations, the need to evaluate such recommendations on a case-by-case basis, and the expectation that recommendations from stockholders probably would be considered generally in the same manner as recommendations by a director or an officer of the Company.

The Nominating and Governance Committee and the Board have not established minimum qualifications that must be met by a board-recommended nominee. However, the directors do:

•	consider whether a current board member wishes to be re-elected;

•	determine if a new nominee is needed, determine the skills and experience desired in a new director, such as marketing or sales experience, financial expertise, business experience, technological knowledge, business development expertise or community involvement;

•	identify potential nominees who have such skills and experience;

•	determine whether the potential nominees are stockholders of the Company;

•	develop a consensus of the directors with respect to which potential nominee would be best suited for the position;

•	investigate the potential nominee’s background and develop personal knowledge about the candidate; and

•	determine whether the candidate is interested.

A stockholder who wishes to make a nomination must submit a written nomination to the Company. Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of Shares and Preferred Shares owned either beneficially or of record by each such nominee and the length of time such Shares and Preferred Shares have been so owned. Written nominations received by September 30 will be considered for the next annual meeting of stockholders held thereafter, while nominations received after such date will be considered for the annual meeting following the next annual meeting held thereafter unless the Board, in its sole discretion, decides otherwise.

COMMUNICATIONS WITH DIRECTORS

The Board of Directors maintains a process for stockholders to communicate with the Board. Stockholders wishing to communicate with the Board or any individual director must mail a communication addressed to the Board or the individual director to the Board of Directors, c/o Indevus Pharmaceuticals, Inc. at One Ledgemont Center, 99 Hayden Avenue, Lexington, Massachusetts 02421-7966. Any such communication must state the number of Shares and Preferred Shares beneficially owned by the stockholder making the communication. All of such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action regarding the communication.

DIRECTOR COMPENSATION

Cash Compensation

With regards to each meeting of the Board of Directors, non-employee directors of the Company receive a fee of $2,000 per in-person meeting attended and meetings conducted telephonically which last more than thirty minutes. Each non-employee director is reimbursed for expenses actually incurred in attending Board meetings.

With regards to each meeting of a Committee of the Board of Directors, non-employee directors of such Committees receive a fee of $1,000 per in-person meeting attended and meetings conducted telephonically which last more than thirty minutes. Committee fees are paid in addition to Board meeting fees even if Committee meetings occur on the same day as a Board Meeting. Each non-employee director is reimbursed for expenses actually incurred in attending Committee meetings.

Options

On the date following each annual meeting of the stockholders, each director of the Company (except Dr. Cooper) is entitled to receive automatic grants of options to purchase 5,000 Shares under the 1994 Long-Term Incentive Plan, as amended (the “1994 Plan”), which options will be exercisable at a price equal to the fair market value of Shares as determined on the date of grant. Accordingly, during fiscal 2003 each director (except Dr. Cooper) received an option to purchase 5,000 Shares, subject to annual vesting, as an automatic grant under the 1994 Plan. Beginning on March 10, 2004, assuming stockholder approval of the 2004 Equity Incentive Plan, the annual automatic grant of options to each director (except Dr. Cooper) will increase to 10,000 Shares. See “Approval of our 2004 Equity Incentive Plan.”

Consulting Agreements

The Company currently has a Consulting and Non-Competition Agreement with Mr. Sharrock. In fiscal 2003, the Company paid or accrued to Mr. Sharrock consulting fees of $36,000 for consulting services rendered by Mr. Sharrock to the Company.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth the aggregate compensation paid or accrued by the Company to the Chief Executive Officer and the three other executive officers of the Company whose annual compensation exceeded $100,000 for fiscal 2003 (collectively, the “named executive officers”) for services during the fiscal years ended September 30, 2003, 2002 and 2001.

Summary Compensation Table

Annual Compensation
Long-Term Compensation Awards
				Securities Underlying	All Other
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($) (1)	Options (#) (2)	Compensation ($) (3)
Glenn L. Cooper, M.D. President, Chief Executive Officer and Chairman	2003 2002 2001	450,000 448,077 350,000	148,500 185,625 328,125	575,000 — —	11,853 5,595 4,855

Mark S. Butler Executive Vice President, Chief Administrative Officer and General Counsel	2003 2002 2001	315,000 314,038 265,000	86,625 108,281 233,531	100,000 — —	11,792 7,352 6,941

Michael W. Rogers Executive Vice President, Chief Financial Officer and Treasurer	2003 2002 2001	315,000 314,038 265,000	86,625 108,281 233,531	100,000 — —	3,563 1,667 5,031

Bobby W. Sandage, Jr., Ph.D. Executive Vice President, Research and Development, Chief Scientific Officer	2003 2002 2001	315,000 314,038 265,000	86,625 108,281 233,531	100,000 — —	4,016 1,974 1,905

(1)	Amounts in this column include compensation paid or accrued in the specified fiscal year. Portions may have been paid in a subsequent fiscal year.

(2)	Consists of stock options granted by the Company.

(3)	Amounts in this column include the following for fiscal 2003:

(a)	disability insurance premiums, paid on behalf of the named executive officers, in the following amounts: $1,322 for Dr. Cooper and $1,193 for each of Mr. Butler, Mr. Rogers and Dr. Sandage.

(b)	group term life insurance premiums, paid to or on behalf of the named executive officers, in the following amounts: $1,122 for Dr. Cooper, $2,838 for Mr. Butler, $660 for Mr. Rogers and $1,123 for Dr. Sandage.

(c)	term life insurance premiums paid to or on behalf of the named executive officers as follows: $2,525 for Dr. Cooper, $1,871 for Mr. Butler, and $1,710 for Mr. Rogers.

(d)	payments made on behalf of the named executive officers pursuant to a Company medical examination program in the following amounts: $6,884 for Dr. Cooper, $5,890 for Mr. Butler, and $1,700 for Dr. Sandage.

Option Grants In Last Fiscal Year

The following table sets forth certain information with respect to each grant of stock options during fiscal 2003 to named executive officers.

Name	Individual grants				Potential realizable value at assumed annual rates of stock price appreciation for option term (3)
	Number of securities underlying options granted (1)	Percent of total options granted to employees in fiscal year (2)	Exercise price ($/Sh)	Expiration date
					5% ($)	10% ($)
Glenn L. Cooper, M.D.	575,000	58.9	3.58	4/23/13	1,294,580	3,280,719
Mark S. Butler	100,000	10.2	3.58	4/23/13	225,144	570,560
Michael W. Rogers	100,000	10.2	3.58	4/23/13	225,144	570,560
Bobby W. Sandage, Jr., Ph.D	100,000	10.2	3.58	4/23/13	225,144	570,560

(1)	Represents options granted to the named executive officers under the 2000 Stock Option Plan, as amended, (the “2000 Plan”) at an exercise price equal to the fair market value of the Company’s Shares as determined on the date of grant. All of the options granted have a term of ten years from the date of grant. The options granted to Dr. Cooper become exercisable as follows: 71,875 of the option shares vest one year from the date of grant; 215,628 of the option shares vest in twelve equal quarterly installments thereafter; 143,750 of the option shares vest on the earlier of 4 years from the date of grant or upon the occurrence of a certain milestone; and the remaining 143,750 of the option shares vest on the earlier of 4 years from the date of grant or upon the occurrence of another certain milestone. The options granted to Mr. Butler, Mr. Rogers and Dr. Sandage become exercisable as follows: 25% of the option shares vest one year from the date of grant and the balance of the option shares vest in thirty-six equal monthly installments thereafter.

(2)	Options to purchase a total of 976,000 Shares were granted to officers and employees in fiscal 2003.

(3)	Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) of the Company’s Shares over the term of the options. These numbers are calculated based on rules promulgated by the S.E.C. and do not reflect the Company’s estimate of future stock price increases. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the timing of such exercise and the future performance of the Company’s Shares. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-end Option Values

The following table sets forth certain information with respect to each exercise of stock options during fiscal 2003 by named executive officers and the number and value of unexercised options held by each of the named executive officers as of September 30, 2003:

Name	Number of Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year-End Exercisable/ Unexercisable ($) (1)
Glenn L. Cooper, M.D.	—	—	2,130,000/575,000	3,158,000/1,017,750
Mark S. Butler	—	—	1,375,000/100,000	1,798,125/ 177,000
Michael W. Rogers	—	—	1,315,000/100,000	2,002,750/ 177,000
Bobby W. Sandage, Jr., Ph.D.	—	—	1,292,500/100,000	1,737,062/ 177,000

(1)	Calculated by multiplying the number of unexercised in-the-money options outstanding at September 30, 2003 by the difference between the fair market value of the Shares at September 30, 2003, $5.35, and the option exercise price, rounded to the nearest whole dollar.

Securities Authorized for Issuance under Equity Compensation Plans

Provided below is information required by Regulation S-K, Item 201(d) relative to the Company’s equity compensation plans and arrangements as of September 30, 2003:

	Outstanding Options and Warrants			Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Plan category	Number of securities to be issued upon exercise (a)		Weighted- average exercise price (b)
Equity compensation plans approved by security holders	10,500,270		$4.17	499,408
Equity compensation plans or arrangements not approved by security holders	155,000	(1)	$5.15	13,082	(2)

Total	10,655,270		$4.19	512,490

(1)	Includes (i) an option to purchase 50,000 Shares granted to a director and (ii) warrants to purchase 105,000 Shares issued to consultants to the Company, not pursuant to a plan or arrangement specifically approved by security holders.

(2)	Reflects the number of Shares issuable pursuant to the remaining number of Restricted Stock Awards issuable under our 1997 Equity Incentive Plan which are available for future issuance other than upon the exercise of an option, warrant or right.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND

CHANGE-IN-CONTROL ARRANGEMENTS

Glenn L. Cooper, M.D.

Effective October 1, 2002, the Company entered into an employment agreement (the “Cooper Agreement”) with Dr. Glenn L. Cooper, M.D. which supersedes the Company’s prior employment agreement with Dr. Cooper. The Cooper Agreement provides for Dr. Cooper to continue to serve as Chief Executive Officer and President of the Company for a term of one year, subject to automatic one year renewal periods unless notice of termination is given by either the Company or Dr. Cooper within sixty (60) days prior to each anniversary date of the Cooper Agreement. The Cooper Agreement provides for an annual base salary of $450,000, subject to an annual review, plus bonuses pursuant to the Company’s Senior Executive Bonus Plan and eligibility to receive grants of stock options pursuant to the Company’s stock option plans, as may be granted from time to time by the Compensation Committee of the Board of Directors. The Company provides Dr. Cooper with a $1,000,000 life insurance policy payable to the beneficiary of his choice.

The Cooper Agreement provides that Dr. Cooper may not, during the term of the Cooper Agreement and for one year from the date of termination of employment, engage in any business competitive with the Company or its research activities, unless such termination is by Dr. Cooper for “Just Cause,” as such term is defined in the Cooper Agreement. If Dr. Cooper is terminated by the Company for reasons other than “Just Cause” or pursuant to a “Change in Control,” as such terms are defined in the Cooper Agreement, he is entitled to receive his base salary plus average bonuses for a period of twelve (12) months from the termination date of the Cooper Agreement, either in a lump sum or installments, at the discretion of the Company.

Mark S. Butler, Michael W. Rogers and Bobby W. Sandage, Jr., Ph.D.

The Company has entered into employment agreements (the “Agreements”) with Mark S. Butler, Michael W. Rogers and Bobby W. Sandage, Jr., Ph.D. (individually an “Executive Vice President” and collectively the “Executive Vice Presidents”). The Company’s agreement with Mr. Butler, effective March 15, 1999, provides for Mr. Butler to continue to serve as the Company’s Executive Vice President, Chief Administrative Officer and General Counsel. The Company’s agreement with Mr. Rogers, effective February 23, 1999, provides for Mr. Rogers to serve as the Company’s Executive Vice President and Chief Financial Officer. The Company’s agreement with Dr. Sandage, effective March 15, 1999, provides for Dr. Sandage to continue to serve as the Company’s Executive Vice President, Research and Development and Chief Scientific Officer.

Each of the Agreements provides for a term of one year, subject to automatic one year renewal periods unless notice of termination is given by either the Company or the respective Executive Vice President within sixty (60) days prior to each anniversary date of the respective agreement. The Agreements each provided for an initial annual base salary of $265,000, subject to increase at the discretion of the Board of Directors and for eligibility to participate in the Company’s Senior Executive Bonus Plan, subject to certain restrictions. Under the Agreements, the Company will also reimburse the Executive Vice Presidents for the premiums for $1,000,000 additional term life insurance during the term of each of the Executive Vice President’s employment.

In the event any of the Executive Vice Presidents terminates his respective employment with the Company for “Just Cause,” including a “Change of Control,” as such terms are defined in the respective Agreements, or if an Agreement is not renewed by the Company, the respective Executive Vice President is entitled to receive his base salary plus pro-rated average bonuses for a period of twelve (12) months following such termination. This amount may be paid either in a lump sum or installments, at the discretion of the Company, and is subject to set-off from other employment.

In the event of certain transactions, including those which may result in a Change in Control, as defined under the Company’s 1989 Stock Option Plan, the 1994 Plan, the 1997 Equity Incentive Plan, the 1998 Employee Stock Option Plan and the 2000 Plan, unvested installments of options to purchase Shares or restricted stock awards held by executive officers of the Company may be subject to accelerated vesting.

CODE OF ETHICS

We have adopted that certain “Code of Ethics — Senior Financial Officers including the Chief Executive Officer”, a code of ethics that applies to our Chief Executive Officer, Chief Financial Officer, Corporate Controller and other finance organization employees. This code of ethics is attached hereto as Appendix B. If we make any substantive amendments to such code of ethics or grant any waiver, including any implicit waiver, from a provision of such code to our Chief Executive Officer, Chief Financial Officer or Corporate Controller, we will disclose the nature of such amendment or waiver in a report on Form 8-K.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In fiscal 2003, the Company granted options to certain of the Company’s directors pursuant to automatic grant provisions under the 1994 Plan. In accordance with the terms of the 1994 Plan, on the date following the Annual Meeting date, each of the directors of the Company (except Dr. Cooper) will receive automatic grants of options to purchase 5,000 Shares, which will be exercisable at a price equal to the fair market value of the Company’s Shares as determined on the date of grant. See “Director Compensation.”

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) requires the Company’s executive officers and directors and other persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file with the S.E.C. initial reports of ownership and reports of changes in ownership of Shares and other equity securities of the Company. Such executive officers, directors, and greater than 10% beneficial owners are required by S.E.C. regulations to furnish the Company with copies of all Section 16(a) forms filed by such reporting persons.

S.E.C. regulations require the Company to identify anyone who filed a required report late during the most recent fiscal year. Based solely on review of such reports furnished to the Company, all Section 16(a) filing requirements were met except the reporting of stock options granted on December 5, 2001 to all of the then presiding directors, except Dr. Cooper, was reported to the S.E.C. on March 14, 2003 and April 21, 2003.

COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION (1)

General

The goal of the Company’s executive compensation policy is to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value, while at the same time attracting, motivating and retaining qualified executive officers. Accordingly, compensation structures for the named executive officers of the Company generally include a combination of salary, bonuses and long-term compensation. The Compensation Committee’s informal executive compensation philosophy considers a number of factors, which may include:

•	Providing compensation levels competitive with companies in comparable industries which are at a similar stage of development, or undergoing similar corporate events, and which are located in the Company’s geographic area;

•	Identifying appropriate performance goals for the Company and providing flexibility in compensation levels with the achievement of such goals;

•	Rewarding above average corporate performance; and

•	Recognizing and providing incentive for individual initiative and achievement.

Base Salary

Base salary for fiscal 2003 was determined based on a range of measures and internal targets set for fiscal 2003 and in part by comparison to the compensation of executive officers of comparable biotechnology and pharmaceutical companies.

Bonuses

Bonus compensation for fiscal 2003 was contingent upon the Company achieving certain business and financial objectives during the fiscal year. In formulating the Senior Executive Bonus Plan for fiscal 2003 for executive officers of the Company, including Dr. Cooper, the Compensation Committee adopted performance measures tied to a number of business and financial objectives to be achieved during fiscal 2003 and assigned relative weight to each objective. The Senior Executive Bonus Plan for fiscal 2003 entitled the named executive officers of the Company to a bonus equal to varying percentages of base salary depending upon achieving these objectives which included:

•	Achievement of certain defined clinical or regulatory product development milestones;

•	Out-licensing of one product to a corporate development/marketing partner on terms approved by the Board of Directors;

•	In-licensing or acquisition of a significant new asset;

•	The fair market value of Shares relative to specified performance indicators;

•	Maintaining certain levels of cash;

•	Out-licensing of second product to development/marketing partner on terms approved by the Board of Directors; and

•	Completion of a strategic transaction that significantly enhances long-term stockholder value.

The Committee considered the Company’s performance under these measures for fiscal 2003 and used their subjective judgment and discretion, in accordance with the parameters of the Senior Executive Bonus Plan for fiscal 2003, to make a recommendation to the Board of Directors in approving individual compensation. Under the terms of the Senior Executive Bonus Plan for fiscal 2003, the Board approved a bonus to Dr. Cooper of $148,500.

(1)	The material in this report is not soliciting material, is not deemed filed with the S.E.C. and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 (the “1933 Act”) or the 1934 Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

Glenn L. Cooper, M.D.

The compensation received during fiscal 2003 by Dr. Cooper was governed by the employment agreement by and between the Company and Dr. Cooper, dated and effective October 1, 2002, and was determined substantially in accordance with the policies described above relating to all executive officers. In addition, in adopting the Senior Executive Bonus Plan for fiscal 2003 and establishing the percentage of salary used in calculating the bonus payment to Dr. Cooper, and recommending approval of such bonus, members of the Compensation Committee also considered a subjective evaluation of Dr. Cooper’s performance and ability to influence the Company’s near and long-term growth. The Compensation Committee considered Dr. Cooper’s efforts and performance necessary to achieve specified objective criteria, as described above. See “Employment Agreements.”

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits the ability of the Company to deduct for tax purposes compensation over $1,000,000 to any of the named executive officers unless, in general, the compensation is paid pursuant to a plan which is performance related, non-discretionary and has been approved by the Company’s stockholders. No such limitation on deductibility was applicable to fiscal 2003.

David B. Sharrock, Chairman

Harry J. Gray

Malcolm Morville, Ph.D.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2003, the members of the Compensation Committee were: Mr. Gray, General Alexander M. Haig, Jr., a former director, Dr. Morville and Mr. Sharrock. In fiscal 2003, none of the members of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries. In fiscal 2003, the Company paid or accrued to Mr. Sharrock consulting fees of $36,000 for consulting services rendered by Mr. Sharrock to the Company.

AUDIT COMMITTEE REPORT (2)

The Audit Committee consists of Mr. McCluski, the Chairman of the Committee, Ms. Morley and Mr. Schroeder. Mr. McCluski and Ms. Morley are the Audit Committee financial experts. Each of the members of the Audit Committee is “independent” pursuant to the Sarbanes-Oxley Act of 2002 and Rule 4200(a)(14) of the National Association of Securities Dealers’ (“NASD”) listing standards. The Audit Committee operates in accordance with its written charter which was adopted by the Board of Directors on December 17, 2002. The Audit Committee met three times during fiscal 2003.

The Audit Committee assists the Board by overseeing the performance of the independent auditors and the quality and integrity of the Company’s internal accounting, auditing and financial reporting practices. The Audit Committee’s primary duties and responsibilities are to: (1) serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system; (2) be directly responsible for the selection of the Company’s independent auditors and their compensation; (3) review and appraise the audit efforts of the Company’s independent auditors; and (4) provide an open avenue of communication among the independent auditors, the Company’s financial and senior management and the Board of Directors.

In discharging its oversight responsibility of the audit process, the Audit Committee obtained from the independent auditors, PricewaterhouseCoopers LLP, a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence.

The Audit Committee discussed and reviewed the audited financial statements of the Company for the fiscal year ended September 30, 2003 with management. The Audit Committee has discussed with its independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2003, for filing with the S.E.C. The Audit Committee also recommended the reappointment, subject to stockholder approval, of the independent auditors, and the Board concurred in such recommendation.

Stephen C. McCluski, Chairman
Cheryl P. Morley
Lee J. Schroeder

(2)	The material in this report is not soliciting material, is not deemed filed with the S.E.C. and is not incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP has been the Company’s auditors for the fiscal 2003 and has no direct or indirect financial interest in the Company. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement if he or she desires to do so, and shall be available to respond to appropriate questions.

INDEPENDENT PUBLIC ACCOUNTANTS’ FEES

During the last two fiscal years, PricewaterhouseCoopers LLP billed the Company the following fees for its services:

	Fiscal year ended September 30, 2002	Fiscal year ended September 30, 2003
Audit Fees	$126,000	$165,000	(c)
Audit-Related Fees (a)	8,000	15,000
Tax Fees (b)	30,000	72,000
All Other Fees	—	—

Total	$164,000	$252,000

(a)	Includes fees for employee benefit plan audits and due diligence services.
(b)	Includes fees for tax consulting, compliance, planning and advice.
(c)	Includes $45,000 related to issuance of convertible senior notes in fiscal 2003.

The Audit Committee of the Board of Directors has considered whether the provision of the above services other than audit services by of PricewaterhouseCoopers LLP is compatible with maintaining such firm’s independence and the Audit Committee has satisfied itself as to the auditors’ independence. See also “Report of Audit Committee.”

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND

PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

Consistent with policies of the S.E.C. regarding auditor independence and the Audit Committee charter, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee may also pre-approve particular services on a case-by-case basis. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor’s independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Company; and whether the service could enhance the Company’s ability to manage or control risk or improve audit quality.

All of the audit-related, tax and other services provided by PricewaterhouseCoopers LLP in fiscal year 2003 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee, except for approximately 7% of such fees which were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

STOCK PRICE PERFORMANCE PRESENTATION

The following chart compares the cumulative total stockholder return on Shares with the cumulative total stockholder return of (i) the Nasdaq Market Index and (ii) a peer group index consisting of companies reporting under the Standard Industrial Classification Code 2834 (Pharmaceutical Preparations):

(3)	Assumes $100 invested on September 30, 1998 and assumes dividends reinvested. Measurement points are at the last trading day of the fiscal years ended September 30, 1998, 1999, 2000, 2001, 2002 and 2003. The material in this chart is not soliciting material, is not deemed filed with the S.E.C. and is not incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing. A list of the companies included in the Peer Group will be furnished by the Company to any stockholder upon written request to the Chief Financial Officer.

PROPOSAL NUMBER 1:

ELECTION OF DIRECTORS

At the Annual Meeting, seven directors will be elected by the stockholders to serve until the next Annual Meeting of Stockholders or until their successors are elected and shall qualify. Each of the nominees is currently a director of the Company. The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve.

The following sets forth certain information relating to the seven nominees for election to the Board of Directors.

Glenn L. Cooper, M.D. (51) has been President, Chief Executive Officer and a director of the Company since May 1993 and Chairman since January 2000. Dr. Cooper was also President and Chief Executive Officer of Progenitor, Inc. from September 1992 to June 1994. Prior to joining Progenitor, Dr. Cooper was Executive Vice President and Chief Operating Officer of Sphinx Pharmaceuticals Corporation from August 1990. Dr. Cooper had been associated with Eli Lilly since 1985, most recently from June 1987 to July 1990 as Director, Clinical Research, Europe, of Lilly Research Center Limited; from October 1986 to May 1987 as International Medical Advisor, International Research Coordination of Lilly Research Laboratories; and from June 1985 to September 1986 as Medical Advisor, Regulatory Affairs, Chemotherapy Division at Lilly Research Laboratories. Dr. Cooper received his M.D. from Tufts University School of Medicine, performed his postdoctoral training in Internal Medicine and Infectious Diseases at the New England Deaconess Hospital and Massachusetts General Hospital and received his B.A. from Harvard College.

Harry J. Gray (84) has been one of our directors since May 1993. Mr. Gray was associated with United Technologies Corp. for 17 years and was its President from 1971 until 1972 when he became its Chairman and Chief Executive Officer until his retirement in 1986. Mr. Gray is currently Chairman and Chief Executive Officer of Harry Gray Associates of Florida, a private investment firm, Chairman of Mott Corporation and Chairman of SourceOne Worldwide, Inc., formerly known as Worldwide Fulfillment and Distribution, Inc.

Stephen C. McCluski (51) has been one of our directors since May 2003. Since 1995, Mr. McCluski has been Senior Vice President and Chief Financial Officer of Bausch and Lomb Incorporated, a manufacturer of health care products for the eye. During 1994, he was corporate controller of Bausch and Lomb and, in 1993, he was President of Outlook Eyewear, a wholly-owned subsidiary of Bausch and Lomb. Mr. McCluski has also served on the Board of Directors of both Charles River Laboratories and Control Delivery Systems. Mr. McCluski received his B.S. in Accounting from Ithaca College in 1974.

Cheryl P. Morley (49) has been one of our directors since May 2003. Ms. Morley has been Senior Vice President for Corporate Strategy at Monsanto Company since June 2003, and prior to that served as president of the Animal Agricultural Group at Monsanto Company since 1997. She previously led the marketing and business development efforts for Monsanto’s NutraSweet product and prior to that held a number of positions that involve strategic planning, commercial development and financial analysis at G.D. Searle and Nabisco Brands. Ms. Morley was formerly a Certified Public Accountant with Ernst & Young. She holds a B.S.B.A from the University of Arizona.

Malcolm Morville, Ph.D. (58) has been one of our directors since February 1993. Dr. Morville has been President and Chief Executive Officer and a director of VitaMed, Inc., a biotechnology company, since December 2003. Dr. Morville has also been a director of Phytera, Inc., a biotechnology company, since March 1993. From March 1993 until December 2003, Dr. Morville was President and Chief Executive Officer of Phytera, Inc. From June 1988 through January 1993, Dr. Morville held various positions with ImmuLogic Pharmaceutical Corporation, including Senior Vice President, Allergic Diseases Strategic Business Unit and Senior Vice President, Development and Preclinical Research. From 1970 to June 1988, Dr. Morville held various positions with Pfizer Central Research, including Director, Immunology and Infectious Diseases and Assistant Director, Metabolic Diseases and General Pharmacology. Dr. Morville received his Ph.D. and his B.Sc. in Biochemistry at the University of Manchester Institute of Science and Technology (U.K.).

Lee J. Schroeder (75) has been one of our directors since August 1991. Since 1985, Mr. Schroeder has been the President of Lee Schroeder & Associates, Inc., a pharmaceutical consulting firm. Mr. Schroeder was President and Chief Operating Officer of FoxMeyer Lincoln Drug Co., a wholesale drug company, from February 1983 to March 1985, and was the Executive Vice President, responsible for United States pharmaceutical operations, and a member of the executive committee of Sandoz, Inc. from April 1981 to February 1983, and was Vice President and General Manager of Dorsey Laboratories, a division of Sandoz, Inc., from November 1974 to April 1981. Mr. Schroeder is also a member of the Board of Directors of MGI Pharma Inc.

David B. Sharrock (67) has been one of our directors since February 1995. Mr. Sharrock was associated with Marion Merrell Dow Inc. and its predecessor companies for over thirty-five years until his retirement in December 1993. Most recently, since December 1989, he served as Executive Vice President and Chief Operating Officer and a director, and in 1988, he was named President and Chief Operating Officer of Merrell Dow Pharmaceuticals, Inc. Mr. Sharrock has been a consultant to us since February 1994 and is also a director of Incara Pharmaceuticals Corp., Praecis Pharmaceuticals, Inc., MGI Pharma, Inc. and Cincinnati Bell, Inc., formerly known as Broadwing, Inc.

The affirmative vote of a plurality of votes cast by the holders of Shares represented at the Annual Meeting and entitled to vote is necessary to elect the directors.

MANAGEMENT RECOMMENDS THAT THE PERSONS NAMED ABOVE BE ELECTED AS DIRECTORS OF THE COMPANY AND IT IS INTENDED THAT THE ACCOMPANYING PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE SEVEN PERSONS NAMED ABOVE, UNLESS THE PROXY CONTAINS CONTRARY INSTRUCTIONS.

PROPOSAL NUMBER 2:

APPROVAL OF OUR 2004 EQUITY INCENTIVE PLAN

Our 2004 Equity Incentive Plan (the “2004 Plan”) was approved by the Board of Directors on January 26, 2004, subject to approval by our stockholders. A copy of our 2004 Plan is attached to this Proxy Statement as Appendix C. Our 2004 Plan is intended to encourage ownership of Shares by selected employees, directors and consultants of the Company and our subsidiaries and affiliates and to provide an additional incentive to such employees, directors and consultants to promote our success. Approximately 34 employees and directors are currently eligible to participate in the 2004 Plan. The 2004 Plan will be administered by our Compensation Committee (the “Committee”).

This proposal is also being submitted to stockholders for approval to ensure qualification of our 2004 Plan under Nasdaq rules and to allow us to grant incentive stock options under the plan. In addition, if the 2004 Plan is approved by our stockholders and the other conditions of Internal Revenue Code Section 162(m) relating to performance-based compensation are satisfied, compensation paid to covered employees pursuant to the 2004 Plan will be deductible under Section 162(m).

Description of Principal Features of our 2004 Plan

We may generally grant five types of awards under our 2004 Plan: restricted stock, stock options (including both incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code and nonqualified options (“NQSOs”), which are options that do not qualify as ISOs), phantom stock, stock bonus awards, and other awards (including stock appreciation rights). In addition, the Committee may, in its discretion, make other awards valued in whole or in part by reference to, or otherwise based on, our common stock.

We have reserved a total of 3,000,000 Shares for issuance under our 2004 Plan, subject to equitable adjustment upon the occurrence of any stock dividend or other distribution, recapitalization, reclassification, stock split, subdivision reorganization, merger, consolidation, combination, repurchase, or share exchange, or other similar corporate transaction or event. The maximum number of Shares that may be the subject of awards to a participant in any year is 1,000,000. Other than awards for ISOs, NQSOs whose per share option exercise price is not less than the fair market value of the Shares as determined on the date of grant, and stock appreciation rights, the total number of shares available for grant to be awarded under the 2004 Plan for other options, restricted stock, phantom stock, stock bonuses, and other awards shall not in the aggregate exceed 20% of the total Shares reserved for issuance under the 2004 Plan. The market price per share of our common stock on January 23, 2004 was approximately $6.56.

Officers, including our named executive officers, employees, directors and consultants are eligible to receive awards under the 2004 Plan, in the discretion of the Committee. To date, no awards have been granted under our 2004 Plan. Awards will become exercisable or otherwise vest at the times and upon the conditions that the Committee may determine, as reflected in the applicable award agreement, except that awards of restricted stock, phantom stock, stock bonuses and Other Awards (as defined below) other than stock appreciation rights granted in connection with stock options must vest over the minimum periods, if any, required by the 2004 Plan, as described below. The Committee has the authority to accelerate the vesting and/or exercisability of any outstanding award, provided that the Committee determines that such acceleration is necessary or desirable in light of extraordinary circumstances. Awards also accelerate automatically under the 2004 Plan upon the occurrence of certain events, as described below under “Other Features of the 2004 Plan.” Because awards under the 2004 Plan are discretionary, it is not possible to determine the size of future awards.

Restricted Stock. The Committee may grant restricted Shares to such persons, in such amounts, at such price, if any, and subject to such terms and conditions as the Committee may determine in its discretion, except that grants of restricted stock must vest over a period of not less than three years. Except for restrictions on transfer and such other restrictions as the Committee may impose, participants will have all the rights of a stockholder with respect to the restricted stock. Unless the Committee determines otherwise, termination of employment during the restricted period will result in the forfeiture by the participant of all shares still subject to restrictions. If a participant’s employment is terminated “For Cause” (as defined in the 2004 Plan), then the participant will immediately forfeit all shares not vested as of the date of termination.

Stock Options. Options entitle the holder to purchase Shares during a specified period at a purchase price specified by the Committee. Such price shall not be less than 100% of the fair market value of the Shares as determined on the date the option is granted except the Committee may issue a limited number of NQSOs under the 2004 Plan having an exercise price which is less than 100% of the fair market value of the Shares as determined on the date such options are granted. Each option granted under the 2004 Plan will be exercisable for a period of 10 years from the date of grant, or such lesser period as the Committee shall determine. Options may be exercised in whole or in part by the payment of cash of the full option price of the shares purchased. The 2004 Plan provides that the Committee may stipulate in the applicable agreement that the option may be subject to cancellation by Indevus. If a participant’s employment is terminated “For Cause”, then the participant will immediately lose the right to exercise any unexercised options. The 2004 Plan also provides for automatic grants of options to certain directors in the manner set forth below under “Directors’ Options.”

Phantom Stock. A phantom stock award is an award of the right to receive upon the vesting date of the award an amount of cash, Shares or other property based upon an increase in the value of the Shares during the term of the award. Phantom stock awards will be subject to a minimum one year vesting period. If a participant’s employment is terminated “For Cause,” then the participant will forfeit all unvested phantom stock awards.

Stock Bonus Awards. A stock bonus award is an award of Shares made at the discretion of the Committee. Stock bonus awards will only be granted in lieu of salary or cash bonus otherwise payable to a participant and will be subject to a minimum one year vesting period. Otherwise, stock bonus awards will be made upon such terms and conditions (if any) as the Committee may determine. If a participant’s employment is terminated “For Cause,” then the participant will forfeit all unvested stock.

Other Awards (including Stock Appreciation Rights). Other forms of awards (including any stock appreciation rights, referred to as “Other Awards”) valued in whole or in part by reference to, or otherwise based on, Shares may be granted either alone or in addition to other awards under the 2004 Plan. Subject to the provisions of the 2004 Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of Shares to be granted pursuant to such Other Awards and all other conditions of such Other Awards, except that Other Awards (other than stock appreciation rights granted in connection with stock options) will be subject to a minimum one year vesting period. A stock appreciation right may be granted in connection with an option, either at the time of grant or at any time thereafter during the term of the option, or may be granted unrelated to an option. If a participant’s employment is terminated “For Cause,” then the participant will immediately lose the right to exercise any unexercised stock appreciation rights or Other Awards.

Directors’ Options. The provisions of the 2004 Plan provide for the automatic grant of NQSOs to purchase Shares (“Director Options”) to directors of the Company who are not employees or principal stockholders of the Company (“Eligible Directors”). Under the 2004 Plan, (i) future Eligible Directors of the Company will now be granted a Director Option to purchase 50,000 Shares on the date that such person is first elected or appointed a director (“Initial Director Options”), and (ii) commencing on the day immediately following the date of the annual meeting of stockholders for the Company’s fiscal year ended September 30, 2003, each Eligible Director will now be granted a Director Option to purchase 10,000 Shares (“Automatic Grants”) on the day immediately following the date of each annual meeting of stockholders, as long as such director is a member of the Board of Directors. The exercise price for each Share subject to a Director Option shall be equal to the fair market value of the Share as determined on the date of grant.

In the event that an Eligible Director receives an Automatic Grant as defined in and under the 1994 Plan, then the Automatic Grant given to such Eligible Director under the 2004 Plan shall be reduced to an amount which causes the aggregate amount of the Automatic Grants then given to such Eligible Director under the 2004 Plan and the 1994 Plan to equal 10,000 shares.

Other Features of the 2004 Plan

Each member of the Committee is currently, and is expected to be in the future, a “non-employee director” (within the meaning of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934) and an “outside director” (within the meaning of Section 162(m) of the Internal Revenue Code).

The 2004 Plan may be amended by our Board of Directors, subject to stockholder approval where necessary to satisfy applicable laws or regulatory requirements and for amendments which increase the number of shares available under the 2004 Plan, materially change the class of persons eligible under the 2004 Plan, would have the effect of materially increasing the benefits accruing to participants under the 2004 Plan or materially alter the vesting provisions for awards of restricted stock. No award outstanding under our 2004 Plan may be repriced, regranted through cancellation or otherwise amended to reduce the exercise price without the approval of our stockholders. The 2004 Plan will terminate on March 10, 2014, unless such term is extended with the consent of our stockholders. However, awards granted before the termination of the 2004 Plan may extend beyond that date in accordance with their terms.

The 2004 Plan provides that a participant who terminates employment other than for cause, death, disability or retirement shall generally have three months to exercise the vested portion of his or her award except for NQSOs for which such exercise period shall be six months. If a participant dies or his or her employment ceases due to total and permanent disability (as determined by the Committee), the award shall become fully exercisable and the participant or his or her representative may generally exercise the award within one year of the participant’s cessation.

The 2004 Plan provides that upon a participant’s retirement (as defined in the 2004 Plan), awards granted to such participant under the 2004 Plan accelerate and become fully vested for 50% of the number of Shares covered by the unvested awards and for an additional 10% for every full year of employment beyond ten years. Upon retirement, awards may generally be exercised within one year of retirement to the extent vested upon retirement.

Awards granted under the 2004 Plan are non-transferable, other than by will, by the laws of descent and distribution, pursuant to a qualified domestic relations order or as otherwise permitted by the Committee.

Awards granted under the 2004 Plan terminate upon our dissolution or liquidation (other than in connection with a merger, consolidation or reorganization). The participant may exercise, immediately prior to the dissolution or liquidation, the award to the extent then exercisable on the date immediately prior to such dissolution or liquidation.

The 2004 Plan provides that if awards are assumed or replaced in a non-hostile change of control and a designated employee (including all of our executive officers) is either terminated other than “For Cause” or leaves for good reason at any time within two years following a non-hostile change of control, his or her awards, as assumed or replaced, will accelerate and become fully vested or exercisable, as the case may be. Options and stock appreciation rights held by the designated employee are then exercisable until the earlier of one year following the designated employee’s termination date and the expiration date of the option or stock appreciation right, as the case may be. The 2004 Plan also provides that if we elect to terminate the 2004 Plan or cash out stock options or stock appreciation rights prior to a non-hostile change of control, then each affected award of executive officers as well as all other employees will accelerate and become fully exercisable immediately prior to the change of control. In the event of a hostile change of control, the 2004 Plan provides that awards to executive officers as well as all other employees, directors and consultants will accelerate and become fully exercisable immediately prior to the change of control.

New Plan Benefits

There have been no awards granted under the 2004 Plan to date. Additionally, except as provided in the table below, inasmuch as awards under the 2004 Plan will be granted at the sole discretion of the Committee, we cannot determine at this time either the persons who will receive awards under the 2004 Plan or the amount of any such awards.

The following table sets forth certain information with respect to grants of stock options made under the 2004 Plan:

NEW PLAN BENEFITS

2004 EQUITY INCENTIVE PLAN

Name and Position	Dollar Value	Number of Options
Non-Executive Director Group (1)	(2)	30,000

(1)	Represents Mr. Gray, Mr. McCluski, Ms. Morley, Dr. Morville, Mr. Schroeder and Mr. Sharrock, all of whom are directors of the Company and are eligible, under the terms of the 2004 Plan, to receive Automatic Grants of 5,000 options to be granted on March 10, 2004, assuming stockholder approval of the 2004 Plan. See “Directors’ Options.”

(2)	The Automatic Grants will have an exercise price equal to the fair market value of the Company’s Shares as determined on the date of grant, pursuant to the provisions of the 2004 Plan. It is not possible to forecast possible future appreciation, if any, of the price of the Company’s Common Stock. The actual value realized upon exercise of the Automatic Grants will depend on the fair market value of the Company’s Common Stock on the date of exercise.

Certain Federal Income Tax Consequences

Set forth below is a discussion of certain United States federal income tax consequences with respect to awards that may be granted pursuant to the 2004 Plan. The following discussion is a brief summary only, and reference is made to the Internal Revenue Code and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax consequences. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences of participation in the 2004 Plan.

Incentive Stock Options. In general, no taxable income is realized by a participant upon the grant of an ISO. Shares are issued to participants upon the exercise of options (“Option Shares”). If Option Shares are issued to a participant pursuant to the exercise of an ISO and the participant does not dispose of the Option Shares within the two-year period after the date of grant or within one year after the receipt of such Option Shares by the participant (a “disqualifying disposition”), then, generally (i) the participant will not realize ordinary income with respect to the option and (ii) upon sale of such Option Shares, any amount realized in excess of the exercise price paid for the Option Shares will be taxed to such participant as capital gain. The amount by which the fair market value of the Shares on the exercise date of an ISO exceeds the purchase price generally will, however, constitute an item which increases the participant’s “alternative minimum taxable income.”

If Option Shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the Option Shares at the time of exercise (or, if less, the amount realized on the disposition of the Option Shares) over the exercise price paid for the Option Shares.

Subject to certain exceptions, an ISO generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as an NQSO as discussed below.

Nonqualified Stock Options. In general, no taxable income is realized by a participant upon the grant of an NQSO. Upon exercise of an NQSO, the participant generally would include in ordinary income at the time of exercise an amount equal to the excess, if any, of the fair market value of the Option Shares at the time of exercise over the exercise price paid for the Option Shares.

In the event of a subsequent sale of Option Shares received upon the exercise of an NQSO, any appreciation after the date on which taxable income is realized by the participant in respect of the option exercise should be taxed as capital gain in an amount equal to the excess of the sales proceeds for the Option Shares over the participant’s basis in such Option Shares. The participant’s basis in the Option Shares will generally equal the amount paid for the Option Shares plus the amount included in ordinary income by the participant upon exercise of the NQSO.

Restricted Stock. A participant will not recognize any income upon the receipt of restricted stock unless the holder elects under Section 83(b) of the Internal Revenue Code, within thirty days of such receipt, to recognize ordinary income in an amount equal to the fair market value of the restricted stock at the time of receipt, less any amount paid for the shares. If the election is made, the holder will not be allowed a deduction for amounts subsequently required to be returned to us. If the election is not made, the holder will generally recognize ordinary income, on the date that the restrictions to which the restricted stock are subject are removed, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the holder recognizes ordinary income, we generally will be entitled to a deduction in the same amount.

Generally, upon a sale or other disposition of restricted stock with respect to which the holder has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the holder’s basis in such shares.

Other Types of Awards. The grant of a stock appreciation right will not result in income for the grantee or in a tax deduction for us. Upon the settlement of such a right or the payment of a stock bonus award, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction in the same amount.

The affirmative vote of the holders of a majority of the Post-Conversion Shares represented at the Annual Meeting in person or by proxy and entitled to vote thereon is required for the approval of the 2004 Plan. Abstentions will have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NUMBER 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND THE STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

PROPOSAL NUMBER 3:

APPROVAL AND RATIFICATION OF THE

APPOINTMENT OF INDEPENDENT AUDITORS

The Board, after recommendation of the Audit Committee, and management of the Company recommend a vote for the approval and ratification of the appointment of PricewaterhouseCoopers LLP, Certified Public Accountants, as the Company’s independent auditors for the fiscal year ending September 30, 2004. PricewaterhouseCoopers LLP has been the Company’s auditors for the past fiscal year and has no direct or indirect financial interest in the Company. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement if he or she desires to do so, and shall be available to respond to appropriate questions.

The affirmative vote of the holders of a majority of the Post-Conversion Shares represented at the Annual Meeting in person or by proxy and entitled to vote thereon is required for the approval and ratification of the appointment of independent auditors. Abstentions will have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NUMBER 3 TO BE IN THE BEST INTERESTS OF THE COMPANY AND THE STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” THE APPROVAL AND RATIFICATION THEREOF.

GENERAL

The management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

The Company will bear the cost of preparing, printing, assembling and mailing the proxy, Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to stockholders at the request of the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit by telephone proxies without additional compensation. The Company does not expect, but reserves the right, to pay compensation for the solicitation of proxies.

The Company will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended September 30, 2003 (as filed with the S.E.C.) including the financial statements thereto. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders during regular business hours at the Company’s offices during the ten days prior to the Annual Meeting as well as at the Annual Meeting. All such requests should be directed to Executive Vice President, Finance, Indevus Pharmaceuticals, Inc., One Ledgemont Center, 99 Hayden Avenue, Lexington, Massachusetts 02421-7966.

STOCKHOLDER PROPOSALS

The Annual Meeting of Stockholders for the fiscal year ending September 30, 2004 is expected to be held in March 2005. Stockholders who seek to present proposals at the Company’s next Annual Meeting of Stockholders must submit their proposals to the Company on or before September 30, 2004.

In the event the Company receives notice of a stockholder proposal to take action at next year’s Annual Meeting of Stockholders that is not submitted for inclusion in the Company’s proxy materials, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company’s main office prior to the date of the next Annual Meeting of Stockholders.

By Order of the Board of Directors,

Glenn L. Cooper, M.D.

President, Chief Executive

Officer and Chairman

Dated:	January 28, 2004

APPENDIX A

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Purpose

The Nominating and Governance Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Indevus Pharmaceuticals, Inc. (the “Company”) to: (1) assist the Board by identifying individuals qualified to become Board members and to recommend to the Board the director nominees for the next annual meeting of shareholders or any vacancies; (2) recommend to the Board compensation for Board members; (3) recommend to the Board the Corporate Governance Guidelines applicable to the Company; (4) lead the Board in its annual review of the Board’s performance of executive management; and (5) recommend to the Board director nominees for each committee.

Committee Membership

The Committee shall consist of no fewer than three members. All members of the Committee shall meet the independence requirements of the Nasdaq Stock Market (“NASDAQ”) and its related rules and regulations.

The members of the Committee shall be appointed by the Board on the recommendation of the Committee and shall serve until their successors shall be duly elected and qualified. Committee members may be replaced by the Board. The Committee will have a Chairperson who shall be designated by the Board, or if such designation is not made, shall be elected by a majority of the Committee members.

Administration

The Committee shall meet at least once per year and shall hold any additional meetings as may be called by the Chairperson of the Committee or the Board or senior management of the Company. Members of senior management or others may attend meetings of the Committee at the invitation of the Committee and shall provide pertinent information as necessary.

The Chairperson of the Committee shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Committee members prior to each meeting. The Chairperson will also cause minutes of each meeting to be prepared and circulated to the Committee Members. The Committee may meet via telephone conference calls. A majority of the members of the Committee shall constitute a quorum for all purposes.

Committee Authority and Responsibilities

In addition to any functions and responsibilities required by NASDAQ or the Securities Exchange Commission, the Committee shall have the following authority and responsibility:

1.	It shall develop and maintain criteria and procedures for the identification and recruitment of candidates for election to serve as directors of the Company. The Committee shall identify and recommend to the Board individuals qualified to become Board members, including consideration of the performance of incumbent directors in determining whether to nominate them for re-election. The Committee shall also recommend director nominees for the next annual meeting of shareholders to the Board and, as appropriate, to the shareholders of the Company, and make recommendations on the retirement policy of the Board. The Committee shall also recommend to the Board director nominees where a vacancy is created due to death, resignation, retirement or removal of a Director, or any other such reason. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms. The Committee shall also have authority to obtain advice and assistance form internal or external legal, accounting or other advisors.

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2.	The Committee shall review and reassess the adequacy of the corporate governance guidelines of the Company and recommend any proposed changes to the Board for approval.

3.	The Committee shall study and review with the Board the overall effectiveness of the organization of the Board and the conduct of its business, and make appropriate recommendations to the Board with regard thereto on an annual basis. The review shall include the requisite skills and characteristics of new Board members as well as the composition of the Board as a whole, including members’ qualification as independent, as well as consideration of age, diversity, experience, and skills in the context of the needs of the Board.

4.	The Committee shall review and recommend to the Board from time to time the directors to be selected for membership on the various Board committees, and the responsibilities, organization and membership of existing and creation of new Board committees; excluding, however, special purpose committees established by the Board.

5.	The Committee shall review from time to time compensation (including benefits) for services to the Company by its directors, and make recommendations with regard thereto to the Board.

6.	The Committee shall consider the adequacy of the number of Board of Directors’ meetings per year.

7.	The Committee should make an annual report to the Board on management succession planning. The succession planning should include policies regarding succession in the event of an emergency or the retirement of the Chief Executive Officer (“CEO”).

8.	The Committee shall oversee the annual CEO evaluation process and report the results of the evaluation to the Board and its Compensation Committee. The Committee shall oversee any executive management evaluation process.

9.	The Committee shall be responsible for reviewing with management any proposed major organizational changes to the Company.

10.	The Committee shall perform such other duties and responsibilities as may be assigned to the Committee from time to time by the Board of Directors.

11.	The Committee may form and delegate authority to subcommittees when appropriate.

12.	The Committee shall make regular reports to the Board.

13.	The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall also oversee the review of all the committee charters.

14.	The Committee shall annually review its own performance.

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APPENDIX B

INDEVUS PHARMACEUTICALS, INC.

Code of Ethics

Senior Financial Officers including the Chief Executive Officer

Preface

Senior Financial Officers hold an important and elevated role in corporate governance and are vested with both the responsibility and authority to protect, balance, and preserve the interests of all of the Corporation’s stakeholders, including shareholders, clients, employees, suppliers, and citizens of the communities in which business is conducted. Senior Financial Officers, a group of individuals which includes the Chief Executive Officer, the Chief Financial Officer, the Principal Accounting Officer/Controller, fulfill this responsibility by prescribing and enforcing the policies and procedures employed in the operation of the Corporation’s financial structure, and by demonstrating the following:

Honest and Ethical Conduct

Senior Financial Officers will exhibit and promote the highest standards of honest and ethical conduct by:

•	Encouraging professional integrity in all aspects of the Corporation’s financial structure.

•	Identifying and resolving the appearance or occurrence of conflicts between what is in the best interest of the Corporation and what could result in material personal gain for a member of management, including Senior Financial Officers.

•	Disclosing to management, and any other necessary individuals including the other Senior Financial Officers, any material transactions or relationship that could reasonably be expected to give rise to a conflict of interest.

•	Providing a mechanism for individuals in the financial structure to inform senior management of deviations in practice from policies and procedures governing honest and ethical behavior.

•	Demonstrating their personal support for such policies and procedures through periodic communication reinforcing these ethical standards throughout the finance structure.

•	Ensuring that such Senior Financial Officer is accountable for both his or her own conduct as well as any inability to act within the parameters established by this Code which he or she displays.

•	Taking appropriate action to deter non-adherence of the Code and ensure that any non-adherence to the Code provisions results in appropriate consequences to deter future occurrences of such non-adherence.

Financial Records and Periodic Reports

Senior Financial Officers will establish and manage the Corporation’s transaction and reporting systems and procedures to ensure that:

•	Business transactions are properly authorized and completely and accurately recorded on the Corporation’s books and records in accordance with Generally Accepted Accounting Principles (GAAP) and the Corporation’s established financial policy.

•	The retention or proper disposal of the Corporation’s records shall be in accordance with the Corporation’s established financial policies and applicable legal and regulatory requirements.

•	Periodic financial communications and reports, including those filed with the Securities and Exchange Commission, will be delivered in a manner that facilitates clarity of content and meaning to enable readers and users to readily determine their significance and consequence.

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•	Violations of the Corporation’s established financial policies and applicable legal and regulatory requirements are promptly and fully disclosed to management and any other necessary individuals including the other Senior Financial Officers.

•	Any changes in this Code or waivers of the financial policies established in connection with this Code are promptly and fully disclosed to management and any other necessary individuals including the other Senior Financial Officers.

Compliance with this Code and any Applicable Laws, Rules and Regulations

Senior Financial Officers will establish and maintain mechanisms to:

•	Educate individuals in the financial structure about any federal, state or local statute, regulation or administrative procedure that affects the operation of the financial structure and the Corporation generally.

•	Monitor the compliance of the financial structure with any applicable federal, state or local statute, regulation or administrative rule.

•	Identify, report and correct in an appropriate manner, any detected deviations from this Code or any applicable federal, state or local statute or regulation.

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APPENDIX C

INDEVUS PHARMACEUTICALS, INC.

2004 EQUITY INCENTIVE PLAN

1.    Purpose; Establishment

The Indevus Pharmaceuticals, Inc. 2004 Equity Incentive Plan (the “Plan”) is intended to encourage ownership of shares of the Company’s Common Stock by selected Employees, Directors, and Consultants of the Company and its Affiliates and to provide an additional incentive to those Employees, Directors, and Consultants to promote the success of the Company and its Affiliates. The Plan has been adopted and approved by the Board of Directors and shall become effective as of March 10, 2004, subject to the approval of the stockholders of the Company.

2.    Definitions

As used in the Plan, the following definitions apply to the terms indicated below:

(a)    “Affiliate” means any entity if, at the time of granting of an Award (A) the Company, directly or indirectly, owns at least 50% of the combined voting power of all classes of stock of such entity or at least 50% of the ownership interests in such entity or (B) such entity, directly or indirectly, owns at least 50% of the combined voting power of all classes of stock of the Company.

(b)    “Agreement” shall mean either the written agreement between the Company and a Participant or a written notice from the Company to a Participant evidencing an Award.

(c)    “Award” shall mean any Option, Restricted Stock, Phantom Stock, Stock Bonus, Stock Appreciation Right or Other Award granted pursuant to the terms of the Plan.

(d)    “Board of Directors” shall mean the Board of Directors of the Company.

(e)    “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)    “Committee” shall mean, at the discretion of the Board of Directors, the full Board of Directors or a committee of the Board of Directors, which shall consist of two or more persons, each of whom, unless otherwise determined by the Board of Directors, is an “outside director” within the meaning of Section 162(m) of the Code and a “nonemployee director” within the meaning of Rule 16b-3.

(g)    “Company” shall mean Indevus Pharmaceuticals, Inc., a Delaware corporation.

(h)    “Common Stock” shall mean the common stock of the Company, par value $0.001 per share.

(i)    “Consultant” shall mean any individual or entity who is performing advisory or other consulting services for the Company.

(j)    A “Corporate Change in Control” shall be deemed to have occurred upon:

(i)    the acquisition of beneficial ownership (as determined pursuant to the provisions of Rule 13d-3 under the Exchange Act) of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities by a person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding for this purpose, the Company or its Affiliates, or any employee benefit plan of the Company), pursuant to a transaction or series of related transactions which the Board of Directors does not approve; or

(ii)    at such time as individuals who as of January 1, 2004 constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute a majority of the Board of Directors, provided that any person becoming a director subsequent to January 1, 2004 whose election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, shall, for purposes of the Plan, be considered as though such person were a member of the Incumbent Board (unless such individual is an individual whose initial assumption of office is in connection with an actual or threatened election contest related to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

(iii)    the occurrence of any other event which the Incumbent Board in its sole discretion determines should be considered a Corporate Change in Control.

(k)    “Corporate Transaction” shall mean the following unless and until the transaction becomes a Corporate Change in Control:

(i)    a reorganization, recapitalization, merger or consolidation unless more than fifty percent (50%) of the Company’s outstanding voting stock or the voting stock of the corporation resulting from the transaction (or the parent of such corporation) is held subsequent to the transaction by the persons who held the stock of the Company immediately prior to such transaction, or

(ii)    the sale, transfer or other disposition of all or substantially all of the assets of the Company to a successor in interest to the business of the Company.

(l)    “Covered Employee” shall have the meaning set forth in Section 162(m) of the Code.

(m)    “Designated Employee” shall mean an Employee designated by the Committee, in its sole discretion, as a “Designated Employee” for purposes of the Plan at any time prior to the effective date of a Corporate Transaction.

(n)    “Director” shall mean a member of the Board of Directors.

(o)    “Effective Date” shall mean March 10, 2004.

(p)    “Employee” shall mean an individual employed by the Company or an Affiliate as a common law employee (determined under the regular personnel policies, practices and classifications of the Company or the Affiliate, as applicable). An individual is not considered an Employee for purposes of the Plan if the individual is classified as a consultant or contractor under the Company or an Affiliate’s regular personnel classifications and practices, or if the individual is a party to an agreement to provide services to the Company or an Affiliate without participating in the Plan, notwithstanding that such individual may be treated as a common law employee for payroll tax, coverage requirements under Section 410(b) of the Code, nondiscrimination requirements under Section 401(a)(4) of the Code or other legal purposes.

(q)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(r)    “Fair Market Value” of a share of Common Stock of the Company as of a specified date for the purposes of the Plan shall mean the closing price of a share of the Common Stock on the principal securities exchange (including the Nasdaq National Market) on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the shares are not publicly traded, Fair Market Value of a share of Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Board of Directors or the Committee. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

(s)    “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an incentive stock option.

(t)    “Nonqualified Stock Option” shall mean an Option other than an Incentive Stock Option.

(u)    “Option” shall mean an option to purchase shares of Common Stock granted pursuant to Section 7.

(v)    “Other Award” shall mean an award granted pursuant to Section 11.

(w)    “Participant” shall mean an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan.

(x)    “Phantom Stock” shall mean the right, granted pursuant to Section 9, to receive in cash, shares or other property an amount, the value of which is related to the Fair Market Value of a share of Common Stock.

(y)    “Restricted Stock” shall mean a share of Common Stock which is granted pursuant to the terms of Section 8 and which is subject to restrictions as set forth in Section 8(d).

(z)    “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

(aa)    “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(bb)    “Stock Appreciation Right” shall mean the right to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock (as determined on the date of exercise), over (i) if the Stock Appreciation Right is not related to an Option, the purchase price of a share of Common Stock on the date the Stock Appreciation Right was granted, or (ii) if the Stock Appreciation Right is related to an Option, the purchase price of a share of Common Stock specified in the related Option, and pursuant to such further terms and conditions as are provided under Section 11.

(cc)    “Stock Bonus” shall mean a bonus payable in shares of Common Stock granted pursuant to Section 10.

(dd)    “Vesting Date” shall mean the date established by the Committee on which an Award shall vest.

3.    Stock Subject to the Plan

(a)    Shares Available for Awards.    The maximum number of shares of Common Stock reserved for issuance under the Plan shall be 3,000,000 shares (subject to adjustment as provided herein). Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company’s treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

(b)    Individual Limitation.    The total number of shares of Common Stock subject to Awards (including Awards which may be payable in cash but denominated as shares of Common Stock), awarded to any Participant shall not exceed 1,000,000 shares in any tax year of the Company (subject to adjustment as provided herein).

(c)    Adjustment for Change in Capitalization.    In the event that any dividend or other distribution is declared (whether in the form of cash, Common Stock, or other property), or there occurs any recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, unless otherwise determined by the Committee in its sole and absolute discretion, (1) the number and kind of shares of stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of stock or other property issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any outstanding Award, and (4) the maximum number of shares subject to Awards which may be awarded to any Participant during any tax year of the Company shall be equitably adjusted as necessary to prevent the dilution or enlargement of the rights of Participants; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code.

(d)    Adjustment for Change or Exchange of Shares for Other Consideration.    In the event the outstanding shares of Common Stock shall be changed into or exchanged for any other class or series of capital stock or cash, securities or other property pursuant to a recapitalization, reclassification, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event (“Transaction”), then, unless otherwise determined by the Committee in its sole and absolute discretion, (1) each outstanding Option shall thereafter become exercisable for the number and/or kind of capital stock, and/or the amount of cash, securities or other property so distributed, into which the shares of Common Stock subject to the Option would have been changed or exchanged had the Option been exercised in full prior to such transaction, provided that, if necessary, the provisions of the Option shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of capital stock, cash, securities or other property thereafter issuable or deliverable upon exercise of the Option, and (2) each outstanding Award that is not an Option and that is not automatically changed in connection with the Transaction shall represent the number and/or kind of shares of capital stock, and/or the amount of cash, securities or other property so distributed, into which the number of shares of Common Stock covered by the outstanding Award would have been changed or exchanged had they been held by a shareholder of the Company.

(e)    Reuse of Shares.    The following shares of Common Stock shall again become available for Awards: (1) any shares subject to an Award that remain unissued upon the cancellation, surrender, exchange or termination of such award for any reason whatsoever; (2) any shares of Restricted Stock forfeited and (3) any previously owned or withheld shares of Common Stock obtained by the Participant pursuant to an Award and received by the Company in exchange for Option shares upon a Participant’s exercise of an Option, as permitted under Section 7(c)(ii).

(f)    Limitations on Certain Awards.    Other than awards for Incentive Stock Options, Nonqualified Stock Options whose per share option exercise price is not less than the Fair Market Value of the Common Stock as determined on the date of grant, and Stock Appreciation Rights, the total number of shares available for grant to be awarded under the Plan for other Options, Restricted Stock, Phantom Stock, Stock Bonuses, and Other Awards shall not in the aggregate exceed 20% of the total shares reserved for issuance under the Plan.

4.    Administration of the Plan

The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Common Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in any applicable performance goals in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may, in its sole and absolute discretion, without amendment to the Plan, waive or amend the operation of Plan provisions respecting exercise after termination of employment or service to the Company or an Affiliate and, except as otherwise provided herein, adjust any of the terms of any Award. The Committee may also (a) accelerate the date on which any Award granted under the Plan becomes exercisable or (b) accelerate the Vesting Date or waive or adjust any condition imposed hereunder with respect to the vesting or exercisability of an Award, provided that the Committee determines that such acceleration, waiver or other adjustment is necessary or desirable in light of extraordinary circumstances. Notwithstanding anything in the Plan to the contrary, no Award outstanding under the Plan may be repriced, regranted through cancellation or otherwise amended to reduce the exercise price applicable thereto (other than with respect to adjustments made in connection with a Transaction or other change in the Company’s capitalization) without the approval of the Company’s stockholders.

5.    Eligibility

The persons who shall be eligible to receive Awards pursuant to the Plan shall be such Employees (including officers of the Company, whether or not they are members of the Board of Directors), Directors and Consultants as the Committee shall select from time to time. The grant of an Award hereunder in any year to any Employee, Director or Consultant shall not entitle such person to a grant of an Award in any future year.

6.    Awards Under the Plan; Agreements

The Committee may grant Options, shares of Restricted Stock, shares of Phantom Stock, Stock Bonuses, Stock Appreciation Rights and Other Awards in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan. Each Award granted under the Plan shall be evidenced by an Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable which are not in conflict with the terms of the Plan. By accepting an Award, a Participant thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Agreement.

7.    Options

(a)    Identification of Options.    Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. Each Option shall state the number of shares of the Common Stock to which it pertains. Incentive Stock Options may only be granted to Employees.

(b)    Exercise Price.    Each Agreement with respect to an Option shall set forth the amount (the “option exercise price”) payable by the grantee to the Company upon exercise of the Option. Subject to Section 7(d) (if applicable), the option exercise price per share shall be determined by the Committee at the time of grant; provided, however, that in no event shall the Option price in the case of an Incentive Stock Option be less than the Fair Market Value of the Common Stock as determined on the date of grant. Unless otherwise determined by the Committee and subject to the limitations set forth in Section 3(f), the per share option exercise price for a Nonqualified Stock Option shall in no event be less than the Fair Market Value of the Common Stock as determined on the date of grant.

(c)    Term and Exercise of Options.

(i)    Each Option shall become exercisable at the time or times determined by the Committee or upon the achievement of the performance objectives determined by the Committee, in each case as set forth in the applicable Agreement. Subject to Section 7(d) (if applicable), the expiration date of each Option shall be ten (10) years from the date of the grant thereof, or at such earlier or later time as the Committee shall expressly state in the applicable Agreement.

(ii)    An Option shall be exercised by delivering notice as specified in the Agreement on the form of notice provided by the Company. The option exercise price shall be payable upon the exercise of the Option. It shall be payable in United States dollars in cash or by check.

(iii)    Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of or for the account of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

(iv)    An Agreement may stipulate that an Option which becomes exercisable shall be subject to cancellation. In such event, the Committee shall determine the date or dates, or event or events, upon which such cancellation shall become effective, as the case may be, and those provisions shall be set forth in the applicable Agreement.

(d)    Limitations on Incentive Stock Options.

(i)    The exercise price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be not less than the Fair Market Value of a share of Common Stock as determined on the date of grant.

(ii)    To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or an Affiliate shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(e)    No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(f)    Directors’ Options.    Directors of the Company who are not employees and who are not stockholders of the Company beneficially owning in excess of 5% of the outstanding Common Stock of the Company (“Eligible Directors”) will receive a Nonqualified Stock Option (“Director Option”) to purchase 50,000 shares of Common Stock on the date that such person is first elected or appointed a director (“Initial Director Option”). Commencing on the day immediately following the date of the annual meeting of stockholders for the Company’s fiscal year ended September 30, 2003, each Eligible Director will receive an automatic grant of a Director Option to purchase 10,000 shares of Common Stock (“Automatic Grant”) on the day immediately following the date of each annual meeting of stockholders, as long as such director is a member of the Board of Directors. The exercise price for each share subject to a Director Option shall be equal to the fair market value of the Common Stock as determined on the date of grant. Notwithstanding anything to the contrary herein, in the event that an Eligible Director receives an Automatic Grant as defined in and under the Company’s 1994 Long-Term Incentive Plan, then the Automatic Grant given to such Eligible Director under this Plan shall be reduced to an amount which causes the aggregate amount of the Automatic Grants then given to such Eligible Director under this Plan and the 1994 Long-Term Incentive Plan to equal 10,000 shares.

8.    Restricted Stock

(a)    Price.    At the time of the grant of shares of Restricted Stock, the Committee shall determine the price, if any, to be paid by the Participant for each share of Restricted Stock subject to the Award.

(b)    Vesting Date.    At the time of the grant of shares of Restricted Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. Except as otherwise provided herein (including the provisions of Section 12, 13 and 14 hereof), no shares of Restricted Stock shall have a final Vesting Date that is earlier than the third anniversary of the date of grant of such Award. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 8(c) are satisfied, and except as provided in Section 8(h), upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 8(d) shall lapse.

(c)    Conditions to Vesting.    At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

(d)    Restrictions on Transfer Prior to Vesting.    Prior to the vesting of a share of Restricted Stock, no transfer of a Participant’s rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.

(e)    Dividends on Restricted Stock.    The Committee in its discretion may require that any dividends paid on shares of Restricted Stock be held in escrow until all restrictions on such shares have lapsed.

(f)    Issuance of Certificates.    (1) Following the date of grant with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of or for the account of the Participant to whom such shares were granted, evidencing such shares. Each such stock certificate shall bear the following legend:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in or imposed pursuant to the Indevus Pharmaceuticals, Inc. 2004 Equity Incentive Plan.

Such legend shall not be removed until such shares vest pursuant to the terms hereof.

Each certificate issued pursuant to this Section 8(f), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company unless the Committee determines otherwise.

(g)    Consequences of Vesting.    Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 8(d) shall lapse with respect to such share. Following the date on which a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 8(f).

(h)    Effect of Termination of Employment or Service.    Except as set forth in Section 12(c), (d) or (e) or as the Committee in its sole and absolute discretion may otherwise provide in the applicable Agreement, and subject to the Committee’s authority under Section 4, upon the termination of a Participant’s employment or service, for any reason other than For Cause, any and all shares to which restrictions on transferability apply shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company together with any dividends paid on such shares; provided that if the Committee, in its sole and absolute discretion, shall within thirty (30) days after such termination of employment or service, notify the Participant in writing of its decision not to terminate the Participant’s rights in such shares, then the Participant shall continue to be the owner of such shares subject to such continuing restrictions as the Committee may prescribe in such notice. In the event of a forfeiture of shares pursuant to this section, the Company shall repay to the Participant (or the Participant’s estate) any amount paid by the Participant for such shares. In the event that the Company requires a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

(i)    In the event of the termination of a Participant’s employment or service For Cause, any and all shares which have not vested shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company, together with any dividends paid on such shares, in return for which the Company shall repay to the Participant any amount paid by the Participant for such shares.

(j)    Special Provisions Regarding Awards.    Notwithstanding anything to the contrary contained herein, Restricted Stock granted pursuant to this Section 8 to Covered Employees, Consultants or Directors may be based on the attainment of performance goals pre-established by the Committee. To the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for shareholder approval), the Committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend the aforementioned business criteria. Such shares of Restricted Stock shall be released from restrictions only after the attainment of such performance measures has been certified by the Committee.

9.    Phantom Stock

(a)    General.    Grants of units of Phantom Stock may be granted by the Committee in its discretion, provided that any such Award shall (except as otherwise provided in Section 12, 13 or 14 hereof) have a final Vesting Date not earlier than the first anniversary of the date of grant of the Award.

(b)    Vesting Date.    At the time of the grant of units of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such units (subject to the provisions of Section 9(a) hereof). The Committee may divide such units into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 9(c) are satisfied, and except as provided in Section 9(d), upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such unit shall vest.

(c)    Benefit Upon Vesting.    Upon the vesting of a unit of Phantom Stock, the Participant shall be paid, within 30 days of the date on which such unit vests, an amount, in cash and/or shares of Common Stock, as determined by the Committee, equal to the sum of (1) the Fair Market Value of a share of Common Stock on the date on which such share of Phantom Stock vests and (2) the aggregate amount of cash dividends paid with respect to a share of Common Stock during the period commencing on the date on which the unit of Phantom Stock was granted and terminating on the date on which such unit vests.

(d)    Conditions to Vesting.    At the time of the grant of units of Phantom Stock, the Committee may impose such restrictions or conditions to the vesting of such units as it, in its absolute discretion, deems appropriate, to be contained in the Agreement.

(e)    Effect of Termination of Employment or Service.    Except as set forth in Section 12(c), (d) or (e) or as the Committee in its sole and absolute discretion may otherwise provide in the applicable Agreement, and subject to the Committee’s amendment authority pursuant to Section 4, units of Phantom Stock that have not vested, together with any dividends credited on such units, shall be forfeited upon the Participant’s termination of employment or service, for any reason.

(f)    Special Provisions Regarding Awards.    Notwithstanding anything to the contrary contained herein, the vesting of Phantom Stock granted pursuant to this Section 9 to Covered Employees, Consultants or Directors may be based on the attainment of performance criteria as described in Section 8(j), in each case, as determined in accordance with generally accepted accounting principles. No payment in respect of any such Phantom Stock award shall be paid to a Covered Employee, Consultant or Director, until the attainment of the respective performance measures have been certified by the Committee.

10.    Stock Bonuses

Stock Bonus Awards may be granted by the Committee in its discretion, provided that any such Award shall be granted only in lieu of salary or cash bonuses payable to the Participant and shall (except as otherwise provided in Section 12, 13 or 14 hereof) have a final Vesting Date not earlier than the first anniversary of the date of grant of the Award. In the event that the Committee grants a Stock Bonus, a certificate for the shares of Common Stock constituting such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

11.    Other Awards; Stock Appreciation Rights

(a) Other forms of Awards (including any Stock Appreciation Rights, hereinafter “Other Awards”) valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to other Awards under the Plan. Other Awards may be granted by the Committee in its discretion, provided that any such Other Award shall (except as otherwise provided in Section 12, 13 or 14 hereof or with respect to Stock Appreciation Rights granted in connection with an Option) have a final Vesting Date not earlier than the first anniversary of the date of grant of the Award. Subject to the provisions of the Plan (including those set forth in the preceding sentence), the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares of Common Stock to be granted pursuant to such Other Awards and all other conditions of such Other Awards.

(b)    A Stock Appreciation Right may be granted in connection with an Option, either at the time of grant or at any time thereafter during the term of the Option, or may be granted unrelated to an Option.

(c)    A Stock Appreciation Right related to an Option shall require the holder, upon exercise, to surrender such Option with respect to the number of shares as to which such Stock Appreciation Right is exercised, in order to receive payment of any amount computed pursuant to Section 11(f). Such Option will, to the extent surrendered, then cease to be exercisable.

(d)    In the case of Stock Appreciation Rights granted in relation to Options, if the Appreciation Right covers as many shares as the related Option, the exercise of a related Option shall cause the number of shares covered by the Stock Appreciation Right to be reduced by the number of shares with respect to which the related Option is exercised. If the Stock Appreciation Right covers fewer shares than the related Option, when a portion of the related Option is exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only to the extent necessary so that the number of remaining shares subject to the Stock Appreciation Right is not more than the remaining shares subject to the Option.

(e)    Subject to Section 11(k) and to such rules and restrictions as the Committee may impose, a Stock Appreciation Right granted in connection with an Option will be exercisable at such time or times, and only to the extent that a related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable.

(f)    Upon the exercise of a Stock Appreciation Right related to an Option, the holder will be entitled to receive payment of an amount determined by multiplying:

(i)    The difference obtained by subtracting the purchase price of a share of Common Stock specified in the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right, by

(ii)    The number of shares as to which such Stock Appreciation Rights will have been exercised.

(g)    A Stock Appreciation Right granted without relationship to an Option will be exercisable as determined by the Committee but in no event after ten years from the date of grant.

(h)    A Stock Appreciation Right granted without relationship to an Option will entitle the holder, upon exercise of the Stock Appreciation Right, to receive payment of an amount determined by multiplying:

(i)    The difference obtained by subtracting the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is granted from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right, by

(ii)    the number of shares as to which such Stock Appreciation Rights will have been exercised.

(i)    Notwithstanding subsections (f) and (h) above, the Committee may place a limitation on the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the date of grant and noted on the instrument evidencing the Participant’s Stock Appreciation Right granted hereunder.

(j)    Payment of the amount determined under subsections (f) and (h) above may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or alternatively, in the sole discretion of the Committee, solely in cash or a combination of cash and shares. If the Committee decides that full payment will be made in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

(k)    The Committee may impose such additional conditions or limitations on the exercise of a Stock Appreciation Right as it may deem necessary or desirable to secure for holders of Stock Appreciation Rights the benefits of Rule 16b-3, or any successor provision in effect at the time of grant or exercise of a Stock Appreciation Right or as it may otherwise deem advisable.

12.    Termination of Employment or Service

(a)    A Participant who ceases (for any reason other than death, total and permanent disability, Retirement or termination of employment For Cause) to be an Employee, Consultant or Director of the Company or of an Affiliate may exercise any Option, Stock Appreciation Right or Other Award to the extent that such Award has vested on the date of such termination. Except for Nonqualified Stock Options which shall be exercisable only within six (6) months after such date of termination, and except as set forth in the next sentence or as otherwise set forth in the Plan, such Option, Stock Appreciation Right or Other Award shall be exercisable only within three (3) months after such date of termination, or, if earlier, within the originally prescribed term of the Award, unless the Committee shall set forth a different period in the applicable Agreement. For purposes of the Plan, employment or service shall not be deemed terminated by reason of a transfer to another employer which is the Company or an Affiliate. If any Option, Stock Appreciation Right or Other Award is not exercised following the Participant’s termination within the time specified, the Award shall terminate and the shares covered by such Option, Stock Appreciation Right or Other Award shall revert to the Plan.

(b)    A Participant whose employment or service with the Company or an Affiliate is terminated For Cause shall forthwith immediately upon notice of such termination cease to have any right to exercise any Award, and the Award shall terminate and the shares covered by such Award shall revert to the Plan. For purposes of the Plan, termination “For Cause” shall be deemed to include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by a Participant of any provision of any employment, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and conduct substantially prejudicial to the business of the Company or an Affiliate. The determination of the Committee as to the existence of circumstances warranting a termination For Cause shall be conclusive. Any definition in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of For Cause and which is in effect at the time of such termination, shall supersede the definition in the Plan with respect to the Participant.

(c)    If a Participant ceases to be an Employee, Consultant or Director of the Company or of an Affiliate by reason of total and permanent disability, as determined by the Committee, any Award held by him or her on the date of disability shall be fully exercisable as of the date of such cessation. A disabled Participant may exercise such Award only within a period of one (1) year after the date of such cessation or within such different period as may be determined by the Committee and set forth in the applicable Agreement, or, if earlier, within the originally prescribed term of the Award. If any Award is not exercised following the Participant’s total and permanent disability within the time specified, the Award shall terminate and the shares covered by such Award shall revert to the Plan. For purposes of the Plan, a Participant shall be deemed to have a total and permanent disability if such Participant is entitled to receive benefits under the applicable long-term disability program of the Company, or, if no such program is in effect with respect to such Participant, if the Participant has become totally and permanently disabled within the meaning of Section 22(e)(3) of the Code.

(d)    If a Participant dies while the Participant is an Employee, Consultant or Director of the Company or of an Affiliate, any Award held by him at the date of death shall be fully exercisable as of the date of the Participant’s death. A deceased Participant’s legal representatives or one who acquires the Award by will or by the laws of descent and distribution may exercise such Award only within a period of one (1) year after the date of death or within such different period as may be determined by the Committee and set forth in the applicable Agreement, or, if earlier, within the originally prescribed term of the award. If any Award is not exercised following the Participant’s death within the time specified, the Award shall terminate and the shares covered by such Award shall revert to the Plan.

(e)    Unless otherwise set forth in the applicable Agreement and to be applicable only to Participants who are Employees, immediately upon a Participant’s Retirement, such individual’s then unvested Awards, including those held by a permitted transferee of such individual, shall automatically accelerate and become fully vested for fifty percent (50%) of the number of shares covered by such unvested Awards and for an additional ten percent (10%) of the number of shares covered by such unvested Awards for every full year of employment by the Company or any of its Affiliates beyond ten (10) years, up to the remaining amount of the unvested Award. Upon Retirement, a retired Participant (or permitted transferee of such individual) may exercise any then outstanding Awards to the extent vested only within a period of one (1) year after the date of Retirement or within such different period as may be determined by the Committee and set forth in the applicable Agreement or, if earlier, within the originally prescribed term of the Award. If any Award is not exercised following the Participant’s Retirement within the time specified, the Award shall terminate and the shares covered by such Award shall revert to the Plan. For purposes of the Plan, the term “Retirement” as to any Employee of the Company or any of its Affiliates shall mean such person’s leaving the employment of the Company and its Affiliates after reaching age 55 with ten (10) years of service with the Company or its Affiliates, but not including pursuant to any termination For Cause or pursuant to any termination for insufficient performance, as determined by the Company.

(f)    Leave of Absence.    A Participant to whom an Award has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability, or who is on a permitted leave of absence for any purpose, shall not, during the period of any such absence, be deemed by virtue of such absence alone, to have terminated his employment with the Company or with an Affiliate except as the Committee may otherwise expressly provide in the applicable Agreement.

13.    Effect of Corporate Transaction

(a)    Options.    In the event of a Corporate Transaction, the Committee shall, prior to the effective date of the Corporate Transaction, as to each outstanding Option under the Plan either (i) make appropriate provisions for the Options to be assumed by the successor corporation or its parent or be replaced with a comparable options to purchase shares of the capital stock of the successor corporation or its parent; or (ii) upon written notice to the Participants provide that all Options must be exercised and the Plan will terminate (all Options having been made fully exercisable as set forth below in this Section 13(f); or (iii) terminate all Options in exchange for a cash payment equal to the excess of the then aggregate Fair Market Value of the shares subject to such Options (all Options having been made fully exercisable as set forth below in this Section 13) over the aggregate Option price thereof. Each outstanding Option under the Plan which is assumed in connection with a Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of the Common Stock as are subject to such Option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Option price payable per share, provided the aggregate Option price payable for such securities shall remain the same.

(b)    Other Awards.    In the event of a Corporate Transaction, the Committee shall, prior to the effective date of the Corporate Transaction, as to each outstanding Award (other than an Option) under the Plan either (i) make appropriate provisions for the Awards to be assumed by the successor corporation or its parent or be replaced with comparable Awards with respect to the successor corporation or its parent; (ii) provide that such Awards shall be fully vested and exercisable, as applicable, prior to such Corporate Transaction and, to the extent that such Awards (other than awards of Restricted Stock) are not exercised prior to such Corporate Transaction, shall terminate upon the consummation of the Corporate Transaction or (iii) terminate all such Awards in exchange for a cash payment equal to the then aggregate Fair Market Value of the shares subject to such Award (all Awards having been made fully exercisable as set forth below in this Section 13), less any applicable exercise price.

(c)    Involuntary Employment Action.    If at any time within two (2) years of the effective date of a Corporate Transaction there is an Involuntary Employment Action with respect to any Designated Employee, each then outstanding Award assumed or replaced under this Section and held by such Designated Employee (or a permitted transferee of such person) shall, upon the occurrence of such Involuntary Employment Action, automatically accelerate so that each such Award shall immediately become fully vested or exercisable, as applicable. Upon the occurrence of an Involuntary Employment Action with respect to a Designated Employee, any outstanding Options or Stock Appreciation Right held by such Designated Employee (and his or her permitted transferees) shall be exercisable within one (1) year of the Involuntary Employment Action or, if earlier, within the originally prescribed term of the Option or Stock Appreciation Right. An “Involuntary Employment Action” as to an Designated Employee shall mean the involuntary termination of the Designated Employee’s employment with the Company or an Affiliate other than For Cause, or the termination by the Designated Employee of his employment with the Company and its Affiliates upon the occurrence, without the Participant’s express written consent, of any of the following circumstances unless such circumstances are corrected (provided such circumstances are capable of correction): (i) any adverse and material alteration and diminution in the Participant’s position, title or responsibilities (other than a mere change in title or reporting relationship) as they existed immediately prior to the Corporate Transaction or as the same may be increased from time to time thereafter, (ii) a reduction of the Participant’s annual base salary or targeted bonus opportunity, in each case as in effect on the date prior to the Corporate Transaction or as the same may be increased from time to time thereafter, or (iii) relocation of the offices at which the Participant is employed which increases the Participant’s daily commute by more than 100 miles on a round trip basis.

(d)    Determination of Comparability.    The determination of comparability under this Section shall be made by the Committee and its determination shall be final, binding and conclusive.

(e)    Other Adjustments.    The class and number of securities available for issuance under the Plan on both an aggregate and per participant basis shall be appropriately adjusted by the Committee to reflect the effect of the Corporate Transaction upon the Company’s capital structure.

(f)    Termination of the Plan.    In the event the Company terminates the Plan or elects to cash out Options or Stock Appreciation Rights in accordance with clauses (ii) and (iii) of paragraph (a) or (b) of this Section 13, then the exercisability of each affected Award outstanding under the Plan shall be automatically accelerated so that each such Award shall immediately prior to such Corporate Transaction, become fully vested and may be exercised prior to such Corporate Transaction for all or any portion of such Award. The Committee shall, in its discretion, determine the timing and mechanics required to implement the foregoing sentence.

14.    Acceleration Upon Corporate Change in Control

In the event of a Corporate Change in Control then the exercisability or vesting of each Award outstanding under the Plan shall be automatically accelerated so that each such Award shall immediately prior to such Corporate Change in Control, become fully vested or exercisable for the full number of shares of the Common Stock purchasable under an Option to the extent not previously exercised and may be exercised for all or any portion of such shares within the originally prescribed term of the Option. The Committee shall, in its discretion, determine the timing and mechanics required to implement the foregoing sentence. However, an outstanding Award under the Plan shall not be accelerated under this Section if and to the extent one or more limitations imposed by the Committee at the time of grant preclude such acceleration upon a Corporate Change in Control.

15.    Rights as a Shareholder

No person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Award until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 3(c), no adjustment to any Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

16.    No Employment Rights; No Right to Award

Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment by the Company or an Affiliate or interfere in any way with the right of the Company or an Affiliate, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant. No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

17.    Securities Matters

(a)    Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b)    The transfer of any shares of Common Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Common Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

18.    Withholding Taxes

Whenever cash is to be paid pursuant to an Award, the Company or Affiliate by which the Participant is employed shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever shares of Common Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company or Affiliate by which the Participant is employed in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

19.    Notification of Election Under Section 83(b) of the Code

If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

20.    Notification Upon Disqualifying Disposition Under Section 421(b) of the Code

With respect to an Incentive Stock Option, the Participant holding such Option shall notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition. Each Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

21.    Amendment or Termination of the Plan

No amendment to the Plan which (i) increases the number of shares of Common Stock issuable under the Plan (ii) materially changes the class of persons eligible to participate in the Plan, (iii) would have the effect of materially increasing the benefits accruing under the Plan to Participants or (iv) materially alters the provisions of the second paragraph of Section 4 shall be effective without approval by the stockholders of the Company. Except as set forth in the preceding sentence, the Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that shareholder approval shall also be required for any such amendment if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Sections 162(m) or 422 of the Code or Rule 16b-3 or other applicable law or the requirements of any securities exchange upon which the securities of the Company trade. Nothing herein shall restrict the Committee’s ability to exercise its discretionary authority pursuant to Section 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any outstanding Award.

22.    Transferability

Awards granted under the Plan shall not be transferable by a participant other than (i) by will or by the laws of descent and distribution, or (ii) with respect to Awards other than Incentive Stock Options, pursuant to a qualified domestic relations order, as defined by the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder, or (iii) as otherwise determined by the Committee. The designation of a beneficiary of an Award by a Participant shall not be deemed a transfer prohibited by this Section. Except as provided in the preceding sentence, an Award shall be exercisable, during a Participant’s lifetime, only by the Participant (or by his or her legal representative) and shall not be assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of any Award contrary to the provisions of this Section, or the levy of any attachment or similar process upon an Award, shall be null and void. Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

23.    Dissolution or Liquidation of the Company

Upon the dissolution or liquidation of the Company other than in connection with transactions to which Section 13 is applicable, all Awards granted hereunder shall terminate and become null and void; provided, however, that if the rights hereunder of a Participant or one who acquired an Award by will or by the laws of descent and distribution have not otherwise terminated and expired, the Participant or such person shall have the right immediately prior to such dissolution or liquidation to exercise any Award granted hereunder to the extent that the right to exercise such Award has accrued as of the date immediately prior to such dissolution or liquidation. Awards of Restricted Stock that have not vested as of the date of such dissolution or liquidation shall be forfeited as of the date of such dissolution or liquidation.

24.    Effective Date and Term of Plan

The Plan shall be subject to the requisite approval of the stockholders of the Company. In the absence of such approval, any Awards shall be null and void. Unless extended or earlier terminated by the Board of Directors, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Effective Date. No extension of the Plan shall operate to permit the grant of Incentive Stock options following the tenth anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

25.    Applicable Law

The Plan shall be construed and enforced in accordance with the law of the State of Delaware, without reference to its principles of conflicts of law.

26.    Participant Rights

No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a shareholder with respect to any shares covered by any Award until the date of the issuance of a Common Stock certificate to him or her for such shares.

27.    Unfunded Status of Awards

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

28.    No Fractional Shares

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

29.    Beneficiary

A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

30.    Interpretation

The Plan is designed and intended to comply, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

31.    Severability

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

PROXY

INDEVUS PHARMACEUTICALS, INC.

ANNUAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Glenn L. Cooper, M.D. or Michael W. Rogers as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at The Conference Center at Waltham Woods, 860 Winter Street, Waltham, Massachusetts 02451 on March 9, 2004 at 2:00 p.m. and at any adjournment thereof, and to vote the shares of Common Stock (the “Shares”) the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card.

The Shares represented by this proxy will be voted as directed. If no contrary instruction is given, the Shares will be voted FOR the election of the nominees; FOR the approval of the Company’s 2004 Equity Incentive Plan and FOR the approval and ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

INDEVUS PHARMACEUTICALS, INC.

March 9, 2004

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS

AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN

PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN

BLUE OR BLACK INK AS SHOWN HERE ☒

			FOR	AGAINST	ABSTAIN
1. Election of Directors:	NOMINEES:	2. Approval of the 2004 Equity Incentive Plan.	☐	☐	☐
☐ FOR ALL NOMINEES	O Glenn L. Cooper, M.D. O Harry J. Gray O Stephen C. McCluski O Cheryl P. Morley O Malcolm Morville, Ph.D. O Lee J. Schroeder O David B. Sharrock
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)		3. Approval and ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company.	☐	☐	☐
4. In their discretion, proxies are authorized to vote upon such business as may properly come before the meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you with to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder                                          Date:                         Signature of Stockholder                                          Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.